UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 20, 2006

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road

Markham, Ontario, Canada L3R 4N6

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 20, 2006, certain subsidiaries of SMTC Corporation entered into a Fourth Amending Agreement (the “US Amendment”) with Wachovia Capital Finance Corporation (Central) (“Wachovia”) (as successor to Congress Financial Corporation (Central)) to the Loan Agreement dated as of June 1, 2004 by and among Wachovia, SMTC Manufacturing Corporation of California (“SMTC California”), SMTC Manufacturing Corporation of Wisconsin (“SMTC Wisconsin”), SMTC Manufacturing Corporation of Massachusetts (“SMTC Massachusetts”) and SMTC Mex Holdings, Inc. (“SMTC Mex” and together with SMTC California, SMTC Wisconsin and SMTC Massachusetts, the “US Borrowers”), as amended by the Original Amending Agreement dated March 10, 2005, as further amended by the First Amending Agreement dated March 31, 2005, as further amended by the Second Amending Agreement dated August 17, 2005, as further amended by the Third Amending Agreement dated June 12, 2006 and as further amended by the Extension Letter effective as of August 2, 2006 (the “US Loan Agreement”). The US Amendment extends a Term Loan B to the US Borrowers in the original principal amount of $10,000,000 and amends certain terms and conditions of the US Loan Agreement.

On September 20, 2006, SMTC Manufacturing Corporation of Canada entered into a Fourth Amending Agreement (the “Canadian Amendment”) with Wachovia Capital Finance Corporation (Canada) (“Wachovia Canada”) (as successor to Congress Financial Corporation (Canada)) to the Loan Agreement dated as of June 1, 2004 by and between Wachovia Canada and SMTC Manufacturing Corporation of Canada, as amended by the Original Amending Agreement dated March 10, 2005, as further amended by the First Amending Agreement dated March 31, 2005, as further amended by the Second Amending Agreement dated August 17, 2005, as further amended by the Third Amending Agreement dated June 12, 2006 and as further amended by the Extension Letter effective as of August 2, 2006 (the “Canadian Loan Agreement”). The Canadian Amendment amends the definition of Canadian Maximum Credit in the Canadian Loan Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit Number	Description
99.1	Fourth Amending Agreement dated as of September 20, 2006 by and among Wachovia Capital Finance Corporation (Central) (as successor to Congress Financial Corporation (Central)), SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc.

99.2	Fourth Amending Agreement dated as of September 20, 2006 by and between Wachovia Capital Finance Corporation (Canada) (as successor to Congress Financial Corporation (Canada)) and SMTC Manufacturing Corporation of Canada.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC CORPORATION

Date: September 26, 2006	By:	/s/ Jane Todd
Name: Jane Todd
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Fourth Amending Agreement dated as of September 20, 2006 by and among Wachovia Capital Finance Corporation (as successor to Congress Financial Corporation (Central)), SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc.

99.2	Fourth Amending Agreement dated as of September 20, 2006 by and between Wachovia Capital Finance Corporation (Canada) (as successor to Congress Financial Corporation (Canada)) and SMTC Manufacturing Corporation of Canada.